UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TCP CAPITAL CORP.
(Name of Registrants as Specified In Their Charters)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TIME IS SHORT
PLEASE VOTE YOUR PROXY TODAY

May 1, 2017
Dear Stockholder:

According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of TCP Capital Corp. to be held on May 25, 2017.  Copies of the proxy materials can be found online at http://investors.tcpcapital.com/annual-proxy.cfm.  Your vote is extremely important, no matter how many shares you hold, because TCPC is a widely-held company.  Please vote your shares today so the Company may avoid additional solicitation expenses and potential delays.

For the reasons set forth in the Proxy Statement dated March 27, 2017, the Board of Directors recommends that you vote “FOR” Proposals 1 and 2. Please vote via the internet or telephone as soon as possible or alternatively, please sign, date, and return the enclosed vote instruction form (see the instructions below).

If you need assistance voting your shares or have questions, please call D.F. King & Co., Inc. toll free at (866) 387-7321 or collect at (212) 269-5550.  On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,
Howard M. Levkowitz
Chairman of the Board of Directors and Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:
1.          Internet:  Have the control number listed on the enclosed voting instruction form ready and follow the online instructions at www.proxyvote.com.

2.          Telephone:  Have the control number listed on the enclosed voting instruction form ready and call (800) 454-8683.

3.          Mail:  Sign, date, mark and return the enclosed voting instruction form in the postage-paid return envelope provided.

Form of Email to Unvoted Registered Shares
(to be personalized with registered owners contact info)

Subject: Time Sensitive - TCPC Proxy Voting Instructions

Dear _______,

According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of TCP Capital Corp. to be held on May 25, 2017. Copies of the proxy materials can be found online at http://investors.tcpcapital.com/annual-proxy.cfm.  Your vote is extremely important, no matter how many shares you hold, because TCPC is a widely-held company. Please vote your shares today so the Company may avoid additional solicitation expenses and potential delays.

For the reasons set forth in the Proxy Statement dated March 27, 2017, the Board of Directors recommends that you vote “FOR” Proposals 1 and 2.  Please vote your shares online at https://www.proxypush.com/tcpc or by telephone by calling 866-883-3382 as soon as possible.  To vote, you will need the Control Number listed on your proxy card.

Thank you for your cooperation and continued support,

Form of Follow Up Email to Unvoted Registered Shares
(to be personalized with registered owners contact info)

Subject: Time Sensitive - TCPC Proxy Voting Instructions

Dear _______,

We were just following up on our email below as our records show that you have not yet voted your TCPC shares. Please vote your shares online at https://www.proxypush.com/tcpc or by telephone by calling 866-883-3382 as soon as possible. To vote, you will need the Control Number listed on your proxy card. Please contact the TCPC Global Investor Relations team at 310-566-1094 with any questions.

Thank you for your cooperation and continued support,

As of March 27, 2017

Supplement to Definitive Proxy Statement Relating to 2017 Annual Meeting of Stockholders

This proxy statement supplement, dated as of March 27, 2017, supplements the definitive proxy statement (the “Proxy Statement”) of TCP Capital Corp. (the “Company”) filed with the Securities and Exchange Commission on March 27, 2017 relating to the Annual Meeting of Stockholders of the Company to be held on May 25, 2017, at 9:00 a.m., Pacific Time, at DoubleTree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310.

The purpose of this supplement is to correct the Security Ownership of Certain Beneficial Owners and Management table included at page 5 of the Proxy Statement to include persons inadvertently omitted from the table. The corrected table is included below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
Common Stock	Wells Fargo & Company(1) 420 Montgomery Street San Francisco, CA 94163	4,723,417	8.85%
Common Stock	Burgundy Asset Management Ltd.(2) 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3	3,498,859	6.60%
Common Stock	Vaughan Nelson Investment Management, L.P.(3) 600 Travis Street, Suite 6300 Houston, TX 77002	3,173,529	5.98%

Interested Directors
Common Stock	Howard M. Levkowitz(4)	140,041	*
Common Stock	Rajneesh Vig	27,750	*

Independent Directors
Common Stock	Kathleen A. Corbet	—	*
Common Stock	Eric J. Draut	50,532	*
Common Stock	Franklin R. Johnson(5)	20,771	*
Common Stock	Peter E. Schwab	8,500	*
Common Stock	M. Freddie Reiss	25,000	*
Common Stock	Brian F. Wruble	15,000	*

Executive Officers
Common Stock	Paul L. Davis	9,000	*
Common Stock	Elizabeth Greenwood	1,000	*
Common Stock	Todd Jaquez-Fissori	1,541	*

(1)
The amount of beneficial ownership of our shares by Wells Fargo & Company (“Wells Fargo”) contained herein is on a consolidated basis and includes any beneficial ownership of our shares by Wells Fargo Advisors, LLC, Wells Fargo Bank, National Association and Wells Fargo Advisors Financial Network, LLC, each a subsidiary of Wells Fargo. Wells Fargo has the sole power to vote or to direct the vote of 351,482 shares; shared power to vote or to direct the vote of 4,338,659 shares; sole power to dispose of or to direct the disposition of 351,482 shares; and shared power to dispose or to direct the disposition of 4,371,934 shares.

(2)
By reason of investment advisory relationships with the person who owns the common shares of the Company, Burgundy Asset Management Ltd. (“Burgundy”) may be deemed to be the beneficial owner of the reported shares of the Company’s common stock. Burgundy has the sole power to vote or to direct the vote of 2,324,349 shares; shared power to vote or to direct the vote of 0 shares; sole power to dispose of or to direct the disposition of 3,498,859 shares; and shared power to dispose or to direct the disposition of 0 shares.

(3)
By reason of investment advisory relationships with the person who owns the common shares of the Company, Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) may be deemed to be the beneficial owner of the reported shares of the Company’s common stock. Vaughan Nelson Investment Management, Inc., as General Partner of Vaughan Nelson, may be deemed the indirect beneficial owner of the reported shares of the Company’s common stock. Vaughan Nelson and Vaughan Nelson Investment Management, Inc. have sole power to vote or to direct the vote of 2,272,850 shares; shared power to vote or to direct the vote of 0 shares; sole power to dispose of or to direct the disposition of 3,038,800 shares; and shared power to dispose or to direct the disposition of 134,729 shares. Both Vaughan Nelson and Vaughan Nelson Investment Management, Inc. disclaim beneficial ownership of the reported shares of the Company’s common stock.

(4)
The amount of beneficial ownership of our shares by Mr. Levkowitz contained herein includes 96,762 shares owned directly, 30,000 shares owned indirectly as Uniform Transfers to Minors Act custodian for minor children and 13,279 shares owned indirectly through the Elayne Levkowitz Individual Retirement Account.

(5)	Mr. Johnson is not standing for re-election at the 2017 annual meeting and his term will expire at such meeting.

*	Represents less than 1%.

Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged.